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                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549



                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): October 1, 2001



                               OLIN CORPORATION

            (Exact name of registrant as specified in its charter)


         Virginia                       1-1070                     13-1872319
(State or Other Jurisdiction    (Commission File Number)         (IRS Employer
     of Incorporation)                                       Identification No.)


          P.O. Box 4500, 501 Merritt 7,                      06856-4500
              Norwalk, Connecticut                           (Zip Code)
     (Address of principal executive offices)


                                (203) 750-3000
             (Registrant's telephone number, including area code)


                                Not Applicable
         (Former name or former address, if changed since last report)
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Item 7.    Exhibits.
           ---------

     Exhibit No.                        Exhibit
     -----------                        -------

        99.1             Press Release, dated October 1, 2001.

Item 9.    Regulation FD Disclosure.
           -------------------------

      In accordance with General Instruction B.2. of Form 8-K, the following information shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended. Olin disclaims any intention or obligation to update or revise this information.

      Attached as Exhibit 99.1, and incorporated herein by reference, is a copy of the registrant's press release dated October 1, 2001, announcing it is lowering its third quarter diluted earnings per share projection (before the effects of its previously announced restructuring charge), from the 5-cents per share profit range to the 5-cents per share loss range due to continuing softness in the U.S. economy and announcing a conference call to discuss the above to be held at 9:00 a.m. Eastern time, October 2.

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        OLIN CORPORATION

                                        By:         /s/ Anthony W. Ruggiero
                                             -----------------------------------
                                             Name:  Anthony W. Ruggiero
                                             Title: Executive Vice President and
                                                    Chief Financial Officer

Date: October 1, 2001
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                                 EXHIBIT INDEX

   Exhibit No.                         Exhibit
   -----------                         -------

      99.1            Press Release, dated October 1, 2001.